ABERDEEN FUNDS

Aberdeen Select Growth Fund

Supplement to the Aberdeen Funds Equity Series Prospectus dated June 23, 2008

On December 8, 2008, the Board of Trustees of the Aberdeen Funds approved a change to the name and investment strategy of the Aberdeen Select Growth Fund (the “Fund”) to be effective on February 28, 2009.

Effective February 28, 2009, the Fund will change its name to “Aberdeen U.S. Equity Fund.” The Fund will no longer utilize a growth strategy in selecting securities for the Fund’s portfolio. The Fund’s portfolio management team will employ a fundamental, bottom-up equity investment style, which is characterized by intensive, first-hand research and disciplined company evaluation. Stocks are identified for their long-term, fundamental value.

In connection with the name change, under normal circumstances, the Fund will invest at least 80% of the value of its net assets in equity securities of U.S. Companies. The Fund defines U.S. Companies as those that are organized under the laws of the United States, have a principal place of business in the United States, or have stock that trades primarily in the United States.

Also effective February 28, 2009, the Fund will change its classification from a non-diversified fund to a diversified fund. As a diversified fund, with respect to 75% of the Fund’s total assets, the holdings of any one issuer will not represent more than 5% of the Fund’s total assets and will not represent more than 10% of the issuer's outstanding voting securities.

THIS SUPPLEMENT IS DATED DECEMBER 31, 2008

Please keep this supplement for future reference